Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

In connection with the quarterly report on Form 10-Q of Port of Call Online, Inc. (the “Company”), for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to our knowledge

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PORT OF CALL ONLINE, INC.

Dated: November 13, 2014	/s/ Scott Dockter
Scott Dockter, Chief Executive Officer

Dated: November 13, 2014	/s/ Amy Clemens
Amy Clemens, Chief Financial Officer